                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

                              --------------------

         Date of Report (Date of earliest event reported): June 18, 2008

                              --------------------

                        GYRODYNE COMPANY OF AMERICA, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)

          New York                    000-01684                11-1688021
        -------------               -------------           ---------------
(State or other jurisdiction      (Commission File          (I.R.S. Employer
      of incorporation)                Number)             Identification No.)

                             1 FLOWERFIELD, Suite 24
                            ST. JAMES, NEW YORK 11780
                            -------------------------
                         (Address of principal executive
                               offices) (Zip Code)

                                 (631) 584-5400
                            -------------------------
                         Registrant's telephone number,
                               including area code

                                       N/A
                            -------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On June 18, 2008, the Board of Directors of Gyrodyne Company of America, Inc. (the "Company") adopted a resolution amending the advance notice provisions of its Bylaws (effective June 18, 2008). A complete copy of the Company's Bylaws, as amended and restated, is attached as Exhibit 3.1 hereto.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(D) EXHIBITS

-------------------- -----------------------------------------------------------
EXHIBIT NO.          DESCRIPTION
-------------------- -----------------------------------------------------------
3.1                  Amended and Restated Bylaws of the Company
-------------------- -----------------------------------------------------------

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       GYRODYNE COMPANY OF AMERICA, INC.


                                       By:  /s/ Stephen V. Maroney
                                          --------------------------------------
                                          Stephen V. Maroney
                                          President, Chief Executive Officer and
                                          Treasurer

                                       Date: June 18, 2008